Registrant No. 33-1719
                                  Investment Company File No. 811-4494
==========================================================================

=========================================================================
                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549



                                                     FORM N-1A

==========================================================================
                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
==========================================================================
                          PRE-EFFECTIVE AMENDMENT No.
                                  POST-EFFECTIVE AMENDMENT No.    14
           X
==========================================================================
                                                    and
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
=========================================================================
                                         AMENDMENT No.     16
 X
=========================================================================

=========================================================================


                                              THE GABELLI ASSET FUND
                            (Exact Name of Registrant as Specified in Charter)

                                One Corporate Center, Rye, New York 10580-1434
                                      (Address of Principal Executive Office)
                                   Registrant's Telephone Number (800) 422-3554

                                                  Bruce N. Alpert
                                                Gabelli Funds, Inc.
                              One Corporate Center, Rye, New York 10580-1434
                                        (Name Address of Agent for Service)



                                   Copies to:
James E. McKee, Esq.                            Richard T. Prins, Esq.
Gabelli Funds, Inc.                     Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                            919 Third Avenue
Rye, New York 10580-1434                      New York, New York 10022
                                              (212) 735-2000

     It is proposed that this filing will become effective (check appropriate box): immediately upon filing pursuant to paragraph (b); or X on May 1, 1997 pursuant to paragraph (b); or 60 days after filing pursuant to paragraph (a); or on [date] pursuant to paragraph (a) of Rule 485.

If   appropriate,   check  the  following  box:  this  post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

    Registrant has registered an indefinite number of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended and has filed a Rule 24f-2 Notice for its most recent fiscal year ended December 31, 1996 on February 27, 1997.



                                              THE GABELLI ASSET FUND
                                               CROSS REFERENCE SHEET

                                             (Pursuant to Rule 495(a))

Part A
Item No.                                                               Prospectus Captions

1.       Cover Page                                                    Cover Page

2.       Synopsis                                                      Table of Fees and Expenses

3.       Condensed Financial Information                               Financial Highlights

4.       General Description of Registrant                             The Fund and Its Investment Policies,
                                                                       Special Investment Methods

5.       Management of the Fund                                        Management of the Fund

5A.      Management's Discussion of Fund Performance                   Not applicable

6.       Capital Stock and Other Securities                            General Information

7.       Purchase of Securities Being Offered                          Purchase of Shares

8.       Redemption or Repurchase                                      Redemption of Shares

9.       Pending Legal Proceedings                                     Not applicable









Part B                                                                 Statement of Additional
Item No.                                                               Information Caption

10.      Cover Page                                                    Cover Page

11.      Table of Contents                                             Cover Page

12.      General Information and History                               Not Applicable

13.      Investment Objectives and Policies                            (Prospectus "The Fund and Its Investment
                                                                       Policies") Investment Policies; Special
                                                                       Investment Methods; Special Risks;
                                                                       Investment Restrictions

14.      Management of the Fund                                        Trustees and Officers

15.      Control Persons and Principal Holders of Securities           Trustees and Officers

16.      Investment Advisory and Other Services                        (Prospectus - "Management of the Fund");
                                                                       Investment Adviser

17.      Brokerage Allocation                                          (Prospectus - "Management of the Fund")
                                                                       Portfolio Transactions and Brokerage

18.      Capital Stock and Other Securities                            (Prospectus - "General Information");
                                                                       General Information

19.      Purchase, Redemption and Pricing                              (Prospectus - "Purchase of Shares,
         of Securities Being Offered                                   Redemption of Shares"); Redemption of
                                                                       Shares; Net Asset Value

20.      Tax Status                                                    (Prospectus - "Dividends, Distribution and
                                                                       Taxes")

21.      Underwriters                                                  Distributor

22.      Calculation of Performance Data                               Investment Performance Information

23.      Financial Statements                                          Report of Independent Accountants;
                                                                       Financial Statements


Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                              THE GABELLI ASSET FUND



                                                      PART A




                                                        THE

                                                      GABELLI

                                                       ASSET

                                                       FUND



                                                    PROSPECTUS
                                                May 1,    1997








                                                GABELLI FUNDS, INC.
                                                Investment Adviser


                                              GABELLI & COMPANY, INC.
                                                    Distributor

                                                 TABLE OF CONTENTS


                                                                Page
Table of Fees and Expenses............................2
Financial Highlights................................3
The Fund and Its Investment Policies...4.............
Special Investment Methods....................6......
Management of the Fund............................7..
Distribution Plan........................    .......9
Purchase of Shares.................................9.
Redemption of Shares..............................12..
Retirement Plans....................................13
Dividends, Distributions and Taxes.......14...........
Calculation of Investment Performance.....14.......
General Information................................15
Custodian, Transfer Agent and Dividend Disbursing Agent....15..


No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, the Statement of Additional Information and in the Fund's official sales literature, and if given or made, such information or representation may not be relied upon as authorized by the Fund, its Investment Adviser, Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.
===================================================================

===================================================================

===================================================================
                                                       19
===================================================================
                                             THE GABELLI ASSET FUND

                                               One Corporate Center
                                              Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com



---------------------------------------------------------------------------

PROSPECTUS
                                                May 1,    1997

The Gabelli Asset Fund (the "Fund") is an open-end, no-load mutual fund, the primary investment objective of which is growth of capital. Current income is a secondary investment objective. See "The Fund and its Investment Policies". ---------------

Shares of the Fund may be purchased without a sales load at the next determined per share net asset value (see "Purchase of Shares"). There is no deferred sales or other charge on the redemption of shares. The Fund pays 0.25% of its average net assets in any fiscal year for certain promotional and distribution expenses and shareholder services (see "Distribution Plan").
The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.

                                                 ----------------

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1997, containing additional and more complete information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above. Also, the Additional Statement is available for reference, along with other materials, on the SEC Internet web site (http://www.sec.gov).

                                                 ----------------

Shares of the Fund are not deposits or obligations of or guaranteed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.

                                                 ----------------

                       This Prospectus should be retained by investors for future reference.

                                                 ----------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

===========================================================================




                                            TABLE OF FEES AND EXPENSES


Shareholder Transaction Expenses:
Maximum sales load imposed on purchases or reinvestment of dividends.................................     None
Contingent deferred sales loads upon redemption of investments.......................................     None
Redemption Fees......................................................................................     None *
Exchange Fees........................................................................................     None

Annual Fund Operating Expenses:
(Percent of average net assets)
Management Fees......................................................................................    1.00%
Distribution (Rule 12b-1) Expenses (a)...............................................................     .24%
Other Expenses......................................................................................      .10%
                                                                                                          ----
     Total Operating Expenses........................................................................    1.34%
                                                                                                         =====

Example: **                                                                  1 year   3 years  5 years  10 years
-------                                                                      ------   -------  -------  --------
You would pay the following expenses on a $1,000 investment
 assuming a 5% annual return and redemption at the end of each time period:  $14      $42      $73      $161

         .........
*    Broker-dealers holding a shareholder's shares may charge a fee for redemptions.
**   The  amounts   listed  in  this  example   should  not  be   considered  as
     representative  of past or  future  expenses  and  actual  expenses  may be greater or less than those indicated. Moreover, while the example assumes a
     5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

(a) The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.
     The expenses shown are at the levels  incurred during the past fiscal year.
     The maximum level of distribution expenses which may be borne by the Fund is 0.25% of its average net assets (see "Distribution Plan"). As a result, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").




Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1996 is included in the Fund's Annual Report to Shareholders dated December 31, 1996. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


                                               FINANCIAL HIGHLIGHTS

The following  information,  insofar as it pertains to each of the five years in the period ended  December 31, 1996, has been audited by Price  Waterhouse  LLP, independent  accountants,  whose  unqualified  report  appears in the Additional
Statement.  This  table  should  be  read  in  conjunction  with  the  Financial
Statements and related notes that are included in the Additional Statement.
    Per share amounts for a Fund share  outstanding  throughout  each year ended
December 31,
                                          1996     1995     1994     1993     1992    1991     1990     1989    1988    1987
                                          ----     ----     ----     ----     ----    ----     ----     ----    ----    ----


Operating performance:
Net asset value, beginning of year..     $25.75   $22.21   $23.30   $19.88   $17.96  $15.63   $17.26   $14.69  $12.61  $11.28
                                         ------   ------   ------   ------   ------  ------   ------   ------  ------  ------

Net investment income (a)...........       0.15     0.26     0.26     0.16     0.26    0.39     0.76     0.55    0.24    0.14

Net realized and unrealized gain/(loss)
     on investments.................       3.29     5.28    (0.30)    4.18     2.41    2.45    (1.62)    3.30    3.45    1.69
                                      ---------  -------   -------   -----    -----   -----   -------   -----   -----   -----

Total from investment operations....       3.44     5.54    (0.04)    4.34     2.67    2.84    (0.86)    3.85    3.69    1.83
                                      ---------  -------   -------   -----    -----   -----   -------   -----   -----   -----

Distributions to shareholders from:
     Net investment income..........      (0.15)   (0.25)   (0.25)   (0.16)  `(0.25)` (0.39)  `(0.77)   (0.56)  (0.38)  (0.09)

     Distributions in excess of net
         investment income..........         __      __     (0.01)     __      __       __       __       __      __       __

     Net realized gains.............      (2.61)   (1.75)   (0.76)   (0.76)   (0.50)   (0.12)    __     (0.72)  (1.23)  (0.41)

     Distributions in excess of net
         realized gains.............      (0.01)   (0.00)(c) (0.03)  ----     ----    ----     ----     ----     ----    ----
                                          ------  -------   -------  ----     ----    ----     ----     ----     ----    ----
Total distributions.................      (2.77)   (2.00)   (1.05)   (0.92)   (0.75)  (0.51)   (0.77)   (1.28)    (1.61)  (0.50)
                                          ------  -------  -------  ------   ------- -------  -------  -------   ------- -------
Net asset value, end of year........     $26.42   $25.75  $ 22.21   $23.30   $19.88  $17.96   $15.63   $17.26    $14.69   $12.61
                                         ======   ======  =======   ======   ======  ======   ======   ======    ======   ======

Total return*.......................      13.4%    24.9%    (0.1%)   21.8%    14.9%   18.1%    (5.0%)   26.2%    31.1%    16.2%
                                       ========    =====    ======  ======   ======   =====   =======   =====   ======   ======
Ratios to average net
assets/supplemental data:
Net assets, end of year (in 000's)      $1,080,639  $1,091,539 $982,250 $945,408 $632,575  $483,865  $342,710  $359,443   $143,050
$76,810
     Ratio of net investment income to
         average net assets.........      0.52%     0.95%   1.10%    0.82%   1.42%    2.34%     4.51%    4.17%   2.04%   1.19%

     Ratio of operating expenses to
         average net assets (b).....      1.34%     1.33%   1.28%    1.31%   1.31%    1.30%     1.20%    1.26%   1.31%   1.26%
Portfolio turnover rate.............     14.9%     26.4%   18.7%    16.0%   14.4%    20.1%     55.7%    49.3%   47.3%   89.9%
Average commission rate
     (per share of security) (d)...      $0.0484    N/A     N/A      N/A      N/A     N/A       N/A      N/A     N/A      N/A

                  .........
*    Total return  represents  aggregate  total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)  Net investment  income before expenses  reimbursed by Adviser for the years ended  December 31,  1988 and 1987 was $0.23 and $0.11, respectively.
(b)  Operating  expense  ratios  before  expenses  reimbursed by Adviser for the years ended December 31, 1988 and 1987 were 1.38% and 1.52%, respectively.
(c)  Amount represents less than $0.005 per share.
(d)  Average  commission rate (per share of security) as required by amended SEC
     disclosure   requirements   effective  for  fiscal  years  beginning  after
     September 1, 1995.

                  .........

                                       THE FUND AND ITS INVESTMENT POLICIES

The Fund is an open-end, no-load, diversified management investment company organized as a Massachusetts Business Trust on November 25, 1985. The primary investment objective of the Fund is to seek growth of capital and investments will be made based on management's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund together with the percentage restrictions set forth below under "Special Investment Methods" and its investment restrictions which are described in the Additional Statement, are fundamental and may not be changed without shareholder approval. Its other investment policies indicated below may be changed by the Board of Trustees without shareholder approval. The Fund expects that its assets will be invested primarily in a diversified portfolio of readily marketable equity securities (including common stock, preferred stocks and securities representing the right to acquire stocks), at least 80% of which will be listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. Gabelli Funds, Inc. (the "Adviser") will invest in companies that, in the public market, are selling at a significant discount to their private market value or that value the Adviser believes an informed industrialist would be willing to pay to acquire companies with similar characteristics. Factors considered by the Adviser include price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. Also considered are changes in economic and political outlooks as well as individual corporate developments. Fund investments which lose their perceived value relative to
other investment  alternatives are sold.          When deemed appropriate by the
Adviser, the Fund may without limit invest temporarily in defensive securities such as preferred stocks, high-grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities, or in short-term (maturing less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or P-1 or better by Moody's Investors Service, Inc. ("Moody's").


Corporate Reorganizations

Subject to the diversification requirements of its investment restrictions, the Fund may invest not more than 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment in which case, unless replaced by an equivalent or increased offer or proposal which is consummated, the Fund may sustain a loss. For further information on such investments, see "Special Investment Methods
 - Corporate Reorganizations" in the Additional Statement.

Convertible Securities

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Special Investment Methods - Convertible Securities" in the Additional Statement.

The Fund will normally purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which securities may have speculative characteristics) or, if unrated, judged by the
Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of B or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings is contained in the Additional Statement.

Debt Securities

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to in the financial press as "junk bonds") which are perceived by the Adviser to present an opportunity for significant capital appreciation, if, in the judgment of the Adviser, the ability of the issuer to repay principal and interest when due is underestimated by the market. See
   "Special   Investment  Methods      -  Debt  Securities"  in  the  Additional
Statement.

Investments in Small, Unseasoned Companies

The Fund may invest in small, less well-known companies which have operated less than three years (including predecessors). The securities of such companies may have limited liquidity.

Warrants and Rights

The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.


Foreign Securities

The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Theremay be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Other Investment Companies

The Fund does not intend to purchase the shares of other open-end investment companies but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

                                            SPECIAL INVESTMENT METHODS

The Fund will not invest, in the aggregate , more than 10% of its net assets in small, unseasoned companies, securities which are restricted for public sale, securities for which market quotations are not readily available, and in repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees monitors their liquidity. Further information on the investment methods and policies of the Fund are set forth in the Additional
Statement.          The Fund may purchase and sell securities on a "when, as and if issued basis" under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. For further information, see "Special Investment Methods - When Issued, Delayed Delivery Securities & Forward
Commitments" in the Additional Statement.      Repurchase Agreements

The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be so invested.

Borrowing

The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

                                              MANAGEMENT OF THE FUND

The Fund's Board of Trustees (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Trustees decide upon matters of general policy and review the actions of the Adviser and Gabelli & Company, Inc., the Fund's distributor (the "Distributor"). Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides all facilities and personnel, including officers, required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average net assets. The advisory fee paid by the Fund for its fiscal year ended December 31, 1996 was 1.00% of its average net assets and its total expenses for the same period were 1.34% of its average net assets.

The Additional Statement contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Gabelli Funds, Inc. acts as Adviser to the Fund. The Adviser was formed in 1980 and as of April 1, 1997 acts as investment adviser to the following funds with aggregate assets of $4.0 billion:


                                                                                  Net Assets
                                                                                 04/01/97
Open-end funds:
                                                                                 (in millions)
Gabelli Asset Fund                                                                 $1,027
Gabelli Growth Fund                                                                   615
Gabelli Value Fund Inc.                                                               437
Gabelli Small Cap Growth Fund                                                         205
Gabelli Equity Income Fund                                                             60
Gabelli U.S. Treasury Money Market Fund                                               261
Gabelli ABC Fund                                                                       23
Gabelli Global Telecommunications Fund                                                 99
Gabelli Global Convertible Securities Fund                                             11
Gabelli Global Interactive Couch Potato(R)Fund                                          29
Gabelli Gold Fund, Inc.                                                                16
Gabelli Capital Asset Fund                                                             52
Gabelli International Growth Fund, Inc.                                                18

Closed-end funds:
Gabelli Equity Trust Inc.                                                           1,005
Gabelli Convertible Securities Fund, Inc.                                              90
Gabelli Global Multimedia Trust Inc.                                                   91



GAMCO Investors, Inc. ("GAMCO"), a majority-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, having aggregate assets in excess of $4.9 billion as of April 1, 1997. Teton Advisers LLC, an affiliate of the Adviser, acts as investment adviser to the Westwood Funds and had aggregate assets in excess of $123 million as of April 1, 1997. The Distributor, which is the principal distributor of the Fund for the sale of its shares, is an indirect majority-owned subsidiary of the Adviser. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser. Mario J. Gabelli, CFA has been designated by the Adviser to be primarily responsible for the day to day management of the Fund. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser since its inception in 1980. The Adviser's address is the same as the Fund as shown on the cover of this Prospectus.



 Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investmentmanagement clients of GAMCO, a subsidiary of the Adviser. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, the Adviser may (i) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and
(iii) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for Fund portfolio transactions.

The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation (the "Sub-Administrator"). Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations including the preparation and distribution of materials for meetings of the Fund's Board of Trustees, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and related expenses borne by the Sub-Administrator, the Adviser pays the Sub-Administrator a monthly fee based on the aggregate average daily net assets of all Funds under its administration managed by the Adviser as follows: up to $1 billion--0.10%; $1 billion to $1.5 billion--0.08%; $1.5 billion to $3 billion--0.03%; over $3 billion--0.02%. No additional amount will be paid by the Fund for services by the Sub-Administrator. The Sub-Administrator has its principal office at Exchange Place, Boston, Massachusetts 02109.
                                                 DISTRIBUTION PLAN

On May 11, 1992, the shareholders of the Fund approved a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Fund's average daily net assets. Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to compensate such activity outside of the Plan and not subject to its limitations. On February 26, 1997, the Trustees of the Fund approved an amendment to the Plan such that payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.


The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.

To the extent that payments under the Plan are based on allocation by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Trustees and would be based on such factors as the net assets of each Fund, the number of shareholders, inquiries and similar pertinent criteria.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. During the fiscal year ended December 31, 1996, the distribution fees paid to the Distributor totaled $2,706,466 or 0.24% of the Fund's average daily net assets.
                                                PURCHASE OF SHARES

Shares of the Fund are offered without a sales load as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor. The Fund and the Distributor are authorized to reject any purchase order.

The minimum initial investment is $1,000 for all accounts. Accounts establishing an Automatic Investment Plan require no initial minimum investment (see "Automatic Investment Plan"). There is no minimum for subsequent investments. All purchase payments accompanied by a purchase order in proper form as described below will be effective as of the date received by the Transfer Agent and will be invested in full and fractional shares at the per share net asset value of the Fund next determined after such receipt. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent. The Fund may waive or reduce the minimum initial investment for certain accounts or classes of accounts from time to time.

Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services. No such charge is imposed by the Fund or the Distributor. Such charges may vary among broker-dealers who may impose higher initial or subsequent minimum investment requirements than those established by the Fund. Services provided by such broker-dealers may include holding Fund shares in the name of the broker-dealer for the brokerage accounts of its customers and allowing investors to borrow on the value of their Fund shares by establishing a margin account with the broker-dealer. Shares so held may be redeemed or transferred only by arrangement with the broker-deasler. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

    The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when
a holiday falls on a Saturday or Sunday,  respectively.           The Fund's net
asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time and is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by excluding capital stock and surplus) by the total number of shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at
amortized cost. See the Additional Statement for further information.      Mail

To make an initial purchase of shares of the Fund, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Asset Fund" to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308.

Subsequent  purchases do not require a completed  application and can be made by
     (i) mailing a check to the same address noted above; (ii) bank wire; (iii) personal delivery; or (iv) by telephone as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Fund's Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. Checks made payable to a third party are not acceptable.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, the investor should instruct a Federal Reserve System member bank to wire funds to:

                                    State Street Bank and Trust Company
                                    ABA # 011-0000-28 REF DDA # 9904-6187
                                    Attn.:  Shareholder Services
                                    Re:  The Gabelli Asset Fund
                                    A/C #  ______________________________
                                                     (Registered Owner)
                                    Account of ___________________________
                                    SS # / Tax I.D. #  ______________________
                                    225 Franklin Street, Boston, MA 02110

For  initial  purchases,   an  investor  should  first  telephone  the  Fund  at
     1-800-GABELLI (422-3554) to obtain a new account number. The investor should then mail a completed subscription order form to the Gabelli Funds at the address shown above for mail purchases. State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers but there may be a charge by the investor's bank for transmitting the money by bank wire. If the investor is planning to wire funds, it is suggested that the investor instruct his or her bank early in the day so
     the wire transfer can be accomplished the same day.      Personal Delivery

Deliver a check made payable to "The Gabelli Asset Fund" (with a completed subscription order form for an initial purchase) to: The Gabelli Funds, The BFDS Building, 7th Floor, Two Heritage Drive, North Quincy, MA 02171.

Telephone Investment Plan

An investor may purchase additional shares of the Fund by telephone through the Automated Clearing House ("ACH") system as long as the investor's bank is a member of the ACH system and the investor has a completed, approved Investment Plan application on file with the Fund's Transfer Agent. The funding for the investor's purchase will be automatically deducted from the ACH eligible account the investor designates on the application. The investor's investment will normally be credited to his or her mutual fund account on the first business day following his or her telephone request. The investor's request must be received no later than 4:00 p.m., Eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, the investor should call 1-800-GABELLI (422-3544) or 1-800-872-5365. Fund shares purchase through the Investment Plan will not be available for redemption for fifteen (15) days following the purchase date.


Automatic Investment Plan

The Fund offers an automatic monthly investment plan through the ACH system, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan

Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly, quarterly or annual payments specified. Systematic withdrawals deplete the investor's principal and are treated as redemptions, which may be taxable transactions. Investors contemplating
participation in this plan should consult their tax advisers.       Shareholders
wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Distributor. No additional charge to the shareholder is made for this service.

Other Investors

No minimum initial investment is required for (i) officers or Trustees of the Fund; (ii) officers, directors or full-time employees of the Adviser, the Distributor or their affiliates, including members of the "immediate family" of such employees. The term "immediate family" refers to spouses, children and grandchildren adopted or natural, parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (iii) retirement plans established for such employees; or (iv) investments made through the Fund's Automatic Investment Plan.

                                               REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. There is no charge on the redemption of shares regardless of when purchased. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

By Letter

Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's Transfer Agent's standards and procedures (signature guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

 Telephone  Redemption  By Check

     The Fund accepts
telephone requests for redemption of uncertificated shares from shareholders subject to a $25,000 limitation. By calling either 1-800-GABELLI (442-3554) or 1-800-872-5365, an investor may request that a check be mailed to the address of record on the account provided that the address has not changed within thirty
(30) days prior to the investor's request. The check will be made payable to the account as registered and mailed within seven (7) days.

 By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 but subject to a $25,000 limitation to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemptions by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

   Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m., Eastern time. If the investor's telephone call is received after this time or on a day when the New York Stock Exchange is not open, the request will be processed the following business day. Shares are redeemed at the net asset value next determined following the investor's request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redeposit prior to the redemption of shares. Telephone redemption is not available for Individual Retirement Accounts. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by Gabelli Funds, Inc. provided the registration of such account is the same. Such a purchase will be made at the respective net asset value plus applicable sales charge, if any.


   Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record and generally will be mailed within seven days after receipt of the request.

Shareholders may also redeem Fund shares through registered broker-dealers holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

     The Fund may suspend the right of  redemption  during
any period when (i) trading on the NYSE is restricted or the
NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable. The Fund may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.
To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of the Fund in an account (other than an IRA) which has a value below $500 due to prior shareholder redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.
                                                 RETIREMENT PLANS

The Fund has available a form of IRA for investment in Fund shares which may be obtained from its Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000. There is no minimum for additional investment in an IRA account. Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.


Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                                         DIVIDENDS, DISTRIBUTION AND TAXES

Each dividend and capital gains  distribution,  if any,  declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under the Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Because of such requirements, qualification in any given year may not be feasible.

Dividends out of net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Distributions out of long-term capital gains, of which shareholders will be notified, are taxable to the recipient as long-term capital gains. The foregoing summary of Federal income tax consequences is intended for general informational purposes only. Prior to investing in shares of the Fund, prospective shareholders should consult their tax advisers concerning the Federal, state and local tax consequences of such an investment.

                                       CALCULATION OF INVESTMENT PERFORMANCE

The investment performance of the Fund quoted in advertising for the sale of its shares will be calculated on a "total return" basis which assumes the reinvestment of all dividends and distributions. Total return is generally quoted as a percentage calculated by combining the income and principal changes of an assumed investment in shares of the Fund during the period specified and dividing by the amount of the assumed initial investment. To illustrate the components of its overall performance, investment performance may be given on a cumulative basis (for periods greater than one year); for consecutive annual periods; for consecutive quarterly or semi-annual periods as well as for the year including such interim periods; or separately for investment income results and capital gain or loss. Such performance quotations will reflect all recurrent charges.

In each case, the average annual total return of the Fund for the past ten years, the past five years, and the twelve-month period through the most recent calendar quarter will also be given. The average annual total return will be calculated pursuant to a standardized formula to reflect the hypothetical annually compounded rate of return which would have produced the same cumulative total return. Investors should recognize that an average annual return tends to smooth out variations in the Fund's performance level and is therefore not the same as actual year by year results. The Fund's average annual total return for the 1-year, 5-year and 10-year periods ended December 31, 1996 were 13.4%, 14.6% and 15.6%, respectively.
                                                GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies or, upon the written request of the recordholders of 331/3% of outstanding shares (10% in the case of removing one or more Trustees) for any other purpose. The Fund will facilitate shareholder communications in this regard. Shares of the Fund have equal rights with respect to voting and each share represents an equal proportionate interest in the Fund with each other share. The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share) and the Trustees may divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests in the Fund. When issued, shares are fully paid and non-assessable (except as described in the Additional Statement under "General Information") and have no pre-emptive or conversion rights.

The Fund sends semi-annual unaudited and annual audited reports to all its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor. For assistance, call 1-800-GABELLI (422-3554). The Distributor's address is Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1435.
Upon request, Gabelli & Company will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or the Distributor.

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171, an affiliate of State Street, performs the services of Transfer and Dividend Disbursing Agent for the Fund on behalf of State Street. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                              THE GABELLI ASSET FUND



                                                      PART B


                                              THE GABELLI ASSET FUND

                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                May 1,    1997


This Statement of Additional Information ("Additional Statement") is not a prospectus and is only authorized for distribution when preceded or accompanied by The Gabelli Asset Fund's (the "Fund") prospectus dated May 1, 1997, as supplemented from time to time (the "Prospectus"). This Additional Statement contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.
   Also, this Additional Statement is available for reference, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov).

                                                 TABLE OF CONTENTS

 Investment Policies......................................2
 Special Investment Methods........................2.......
 Convertible Securities...................................2
 Debt Securities..........................................2
 Investments in Warrants and Rights.......3................
 Investments in Small, Unseasoned Companies...............3
 Corporate Reorganizations.............................3..
 When Issued, Delayed Delivery Securities & Forward Commitments.......4.
 Repurchase Agreements................................................4
 Investment Restrictions..............................................5.
 Trustees and Officers.................................................6
 Investment Adviser...................................................11
 Distributor..........................................................12
 Distribution Plan...................................................12
 Portfolio Transactions and Brokerage...............................13
 Redemption of Shares.................................................15
 Net Asset Value......................................................16
 Investment Performance Information...................................16
 Counsel and Independent Accountants.................................18.
 General Information..................................................18
 Financial Statements.................................................19
 Appendix A - Description of Corporate Debt Ratings................A-1

                                                INVESTMENT POLICIES

         The Fund expects that, for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by Gabelli Funds, Inc. (the "Adviser") to have favorable value to price characteristics. The Fund may also invest in U.S. Government or Government Agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, foreign securities, debt securities and/or short term money market instruments when deemed appropriate by the Adviser.

                                            SPECIAL INVESTMENT METHODS

Convertible Securities

         The Fund may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Securities rated less than "A" by
   S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lesser rating or are unrated. However, the Adviser will not purchase securities rated lower than "B" by S&P or "Caa" by Moody's Investors' Services, Inc. ("Moody's"). Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

         In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Debt Securities

         Non-convertible corporate debt securities which are either unrated or have a predominantly speculative rating (often referred to in the financial press as "junk bonds") may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities, which in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

         As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

Investments in Warrants and Rights

         Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment in Small, Unseasoned Companies

         The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Corporate Reorganizations

         The Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in process.

In   making   such   investments,   the  Fund  will  not   violate  any  of  its
     diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a "Registered Investment Company" specified by the Internal Revenue Code of 1986, as amended (the "Code") (see the Prospectus, "Dividends, Distributions and Taxes"). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code.

When Issued, Delayed Delivery Securities & Forward Commitments

         The Fund is authorized to buy and sell when issued securities as an additional investment strategy in furtherance of its investment objectives.

         In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities  purchased under a forward  commitment are subject to market fluctuation  and no  interest  (or  dividends)  accrues to the Fund prior to the
settlement date. The Fund will         segregate  cash or liquid high-grade debt
securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements

         The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested.

                                              INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without the approval of the Fund's shareholders. Under such restrictions, the Fund may not:

         (1)......Purchase  the  securities  of any one  issuer,  other than the
United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(2)......Invest more than 25% of the value of its total assets in any particular industry;

(3)......Purchase  securities  on  margin,  but it may  obtain  such  short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

(4)......Make loans of its assets except for the purchase of debt securities;

(5)......Borrow  money  except  subject  to the  restrictions  set  forth in the
     prospectus under "   Special Investment Methods -     Borrowing";

(6)......Mortgage,  pledge or  hypothecate  any of its assets  except  that,  in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         (7)......Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

         (8)......Act as an underwriter of securities of other issuers;

         (9)......Invest,  in the  aggregate,  more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

(10).....Purchase  or otherwise  acquire  interests in real estate,  real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

(11).....Sell securities short or invest in puts, calls,  straddles,  spreads or combination thereof;

         (12).....Purchase or acquire commodities or commodity contracts;

(13).....Issue  senior  securities,  except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(14).....Participate on a joint, or a joint and several, basis in any securities trading account; or

         (15).....Invest in companies for the purpose of exercising control.

                                               TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund, and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years

Mario J. Gabelli,*    54                                  Chairman of the Board,  Chief Executive Officer and Chief
Trustee                                                Investment  Officer  of  Gabelli  Funds,  Inc.  and of GAMCO
                                                       Investors, Inc.; Chairman
                                                       of the  Board,  President
                                                       and   Chief    Investment
                                                       Officer     of    Gabelli
                                                       Capital    Series   Fund,
                                                       Inc.,  The Gabelli Equity
                                                       Trust  Inc.,  The Gabelli
                                                       Global  Multimedia  Trust
                                                       Inc.   and  The   Gabelli
                                                       Value     Fund,     Inc.;
                                                       President,  Director  and
                                                       Chief Investment  Officer
                                                       of Gabelli  Global Series
                                                       Funds,    Inc.,   Gabelli
                                                       Investor   Funds,   Inc.,
                                                       Gabelli   Equity   Series
                                                       Funds,   Inc.   and   The
                                                       Gabelli       Convertible
                                                       Securities   Fund,  Inc.;
                                                       Trustee  of  The  Gabelli
                                                       Growth  Fund;   President
                                                       and    Trustee   of   The
                                                       Gabelli    Money   Market
                                                       Funds;     Director    of
                                                       Gabelli Gold Fund,  Inc.,
                                                       Gabelli     International
                                                       Growth Fund, Inc. and The
                                                       Treasurer's  Fund,  Inc.;
                                                       and  Chairman  and  Chief
                                                       Executive    Officer   of
                                                       Lynch Corporation.





Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years

Felix J. Christiana,    72                                Formerly  Senior Vice  President of Dry Dock Savings Bank
Trustee                                                in White  Plains,  New  York;  Director  of  Gabelli  Global
                                                       Series  Funds,  Inc.,  The Gabelli  Equity  Trust Inc.,  The
                                                       Gabelli   Global   Multimedia   Trust   Inc.,   The  Gabelli
                                                       Convertible  Securities  Fund,  Inc.,  Gabelli Equity Series
                                                       Funds,   Inc.,   The  Gabelli   Value  Fund  Inc.   and  The
                                                       Treasurer's  Fund,  Inc.;  and Trustee of The Gabelli Growth
                                                       Fund.

Anthony J. Colavita,    62                                President  and Attorney at Law in the law firm of Anthony
Trustee                                                J. Colavita,  P.C.; Director of Gabelli Equity Series Funds,
                                                       Inc.,    Gabelli   Global
                                                       Convertible    Securities
                                                       Fund,    Inc.,    Gabelli
                                                       Investor Funds, Inc., The
                                                       Gabelli       Convertible
                                                       Securities   Fund,  Inc.,
                                                       The  Gabelli  Value Fund,
                                                       Inc.,  Gabelli Gold Fund,
                                                       Inc., Gabelli       Capital
                                                       Series Funds,  Inc.,  and
                                                       The   Treasurer's   Fund,
                                                       Inc.;  and Trustee of The
                                                       Gabelli  Growth Fund, The
                                                       Gabelli    Money   Market
                                                       Funds  and  the  Westwood
                                                       Funds.

James P. Conn,   59                                       Managing  Director/Chief  Investment Officer of Financial
Trustee                                                Security  Assurance  Holdings Ltd.  since 1992;  Director of
                                                       Santa   Anita   Operating
                                                       Company    since    1995;
                                                       Director  of   California
                                                       Jockey  Club since  1983;
                                                       President    and    Chief
                                                       Executive  Officer of Bay
                                                       Meadows Operating Company
                                                       from 1988  through  1992;
                                                       Director  of The  Gabelli
                                                       Equity Trust Inc. and The
                                                       Gabelli Global Multimedia
                                                       Trust  Inc.;  and Trustee
                                                       of  The  Gabelli   Growth
                                                       Fund  and  the   Westwood
                                                       Funds.

Karl Otto Pohl,*+    67                                   Managing  Partner of Sal.  Oppenheim  jr. & Cie.  (private
Trustee                                                investment   bank);   Board   Member  of  IBM  World   Trade
                                                       Europe/MiddleEast/Africa
                                                       Corp.,   Bertelsman   AG,
                                                       Zurich   Versicherungs  -
                                                       Gesellschaft (insurance);
                                                       the         International
                                                       Advisory Board of General
                                                       Electric   Company;   the
                                                       International    Advisory
                                                       Board of JP Morgan & Co.;
                                                       Supervisory  Board Member
                                                       of Royal  Dutch  ROBECo/o
                                                       Group          (petroleum
                                                       company);        Advisory
                                                       Director of Unilever N.V.
                                                       and Unilever Deutschland;
                                                       Director  or  Trustee  of
                                                       all  Funds   advised   by
                                                       Gabelli Funds,  Inc.; and
                                                       Director      of      The
                                                       Treasurer's         Fund,
                                                       Inc.





Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years


Anthony R. Pustorino, CPA,    71                          Certified  Public  Accountant;  Professor of  Accounting,
Trustee                                                Pace  University;  Trustee of The Gabelli  Growth Fund;  and
                                                       Director  of  The  Gabelli  Value  Fund  Inc.,  The  Gabelli
                                                       Convertible  Securities  Fund,  Inc.,  Gabelli Equity Series
                                                       Funds,  Inc.,  The Gabelli  Equity  Trust Inc.,  The Gabelli
                                                       Global Multimedia Trust Inc.,  Gabelli Capital Series Funds,
                                                       Inc. and The Treasurer's Fund, Inc.

Anthonie C. van Ekris,    63                              Managing  Director of Balmac  International;  Director of
Trustee                                                Stahel  Hardmeyer  AG;  Trustee of The Gabelli Growth Fund
                                                       and The Gabelli  Money  Market  Funds;  and  Director of The
                                                       Gabelli  Convertible  Securities Fund, Inc.,  Gabelli Equity
                                                       Series  Funds,  Inc.,  The Gabelli  Global Series Fund Inc.,
                                                       Gabelli  Gold Fund,  Inc.,  Gabelli  Capital  Series  Funds,
                                                       Inc.,  Gabelli  International  Growth  Fund,  Inc.  and  The
                                                       Treasurer's Fund, Inc.

Salvatore J. Zizza,*+    51                                President  and  Chief  Executive  Officer  of The  Lehigh
Trustee                                                Group,  Inc. (an electric supply wholesaler);  Director of The Gabelli Equity
                                                       Trust Inc., The
                                                       Gabelli Global  Multimedia Trust Inc.,  Gabelli  Convertible
                                                       Securities  Fund,  Inc.,  Gabelli Series Fund, Inc. and Debe
                                                       Computer  Systems Corp.;  and Chairman of the Executive Committee and
                                                       Director of Binnings  Building
                                                       Products, Inc.

Bruce N. Alpert,    45                                    Vice   President  and  Chief  Operating  Officer  of  the
President and Treasurer                                investment  advisory division of the Adviser;  President and
                                                       Treasurer  of The Gabelli
                                                       Growth     Fund;     Vice
                                                       President  and  Treasurer
                                                       of  The  Gabelli   Equity
                                                       Trust  Inc.,  The Gabelli
                                                       Global  Multimedia  Trust
                                                       Inc.,  The Gabelli  Value
                                                       Fund Inc., Gabelli Global
                                                       Series    Funds,    Inc.,
                                                       Gabelli  Investor  Funds,
                                                       Inc.,   Gabelli   Capital
                                                       Series    Funds,    Inc.,
                                                       Gabelli     International
                                                       Growth    Fund,     Inc.,
                                                       Gabelli   Equity   Series
                                                       Funds,    Inc.,   Gabelli
                                                       Convertible    Securities
                                                       Fund,   Inc.,   and   The
                                                       Gabelli    Money   Market
                                                       Funds;  Vice President of
                                                       the Westwood  Funds;  and
                                                       Manager of Teton Advisers
                                                       LLC.





Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years

James E. McKee,    33                                     Vice  President and General  Counsel of GAMCO  Investors,
Secretary                                              Inc.  since 1993 and of Gabelli  Funds,  Inc.  since  August
                                                       1995;  Secretary  of all Funds  advised  by  Gabelli  Funds,
                                                       Inc.  and Teton  Advisers  LLC  since  August  1995.  Branch
                                                       Chief with the SEC in New York  (1992-1993).  Staff attorney with the SEC in New York (1989-1992).


         ..................
   + Mr. Pohl  receives  fees from the Adviser but has no  obligation to provide any services to the Adviser.  Although this  relationship does not appear to require  designation  of Mr.  Pohl as an  interested  person,  the  Fund is currently  making such  designation in order to avoid the possibility  that
     Mr. Pohl independence would be questioned.  Mr. Zizza may be an "interested person"
as a result of his association with Bennings Building Products, Inc., an entity controlled by GCI, Inc., an affiliate of the Adviser.



         Renumeration. No director, officer or employee of Gabelli & Company, Inc. or the Adviser or of any affiliate of Gabelli & Company, Inc. or the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $6,000 per annum plus $500 per meeting attended and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting, and the Chairman of each committee receives $1,000 per annum. For the fiscal year ended
December 31,    1996, such fees totaled $64,107.



                                                COMPENSATION TABLE

----------------------------------------- ---------------------------------- ---------------------------------------
                 (1)                                     (2)                                  (3)

                                                                                       Total Compensation
                                                                             from Registrant and Fund Complex Paid
                                             Aggregate Compensation from                  to Trustees
        Name of Person, Position             Registrant for Fiscal Year                for Calendar Year*
----------------------------------------- ---------------------------------- ---------------------------------------

Mario J. Gabelli                                   $       0                      $         0
Trustee

Anthony J. Colavita                                $   9,000                          $70,000       (12)
Trustee

Felix J. Christiana                                $   9,000                          $74,000        (9)
Trustee

James P. Conn                                      $   8,000                          $36,500        (4)
Trustee

Anthony R. Pustorino                               $  11,000                          $84,500        (9)
Trustee

Karl Otto Pohl                                     $   7,000                          $77,760       (14)
Trustee

Anthonie C. van Ekris                              $   8,000                          $49,000       (10)
Trustee

Salvatore J. Zizza                                 $   8,000                          $42,500        (5)
Trustee

* The total compensation paid to such persons during the calendar year ending December 31, 1996 by investment companies (including the Fund) from which such person receives compensation that are part of the same Fund complex as the Fund, because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.


            As  a  group,   the   officers   and  Trustees  of  the  Fund  owned
beneficially, directly or indirectly, less than 1% of its outstanding voting shares.

Set  forth  below is certain  information  as to persons who owned 5% or more of
     the Fund's outstanding shares as of April 1,    1997.

Name and Address                                 % of Fund  Nature of Ownership

Charles Schwab & Co. Inc.                         9.21%           Record (a)
101 Montgomery Street
San Francisco, CA 94104-4122


(a) Charles Schwab & Co. disclaims beneficial ownership and no one underlying shareholder owns beneficially more than 5% of the shares of the Fund.


                                                INVESTMENT ADVISER

         The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as
Adviser to The Gabelli  Growth  Fund,  The Gabelli  Value Fund Inc.,         The
Gabelli Equity Income Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Small Cap Growth Fund, Inc., The Gabelli ABC Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Global Interactive Couch Potato (R) Fund, Gabelli Gold Fund Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc., open-end investment companies, and The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund, Inc., and The Gabelli Global Multimedia Trust Inc., closed-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         Pursuant  to  an     Amended  and  Restated       Investment   Advisory
Contract, which was approved by the shareholders of the Fund at a meeting held on May 11, 1992 (the "Contract") , the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

         Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the
Fund's  registration  statement,  Prospectus  and     Additional  Statement,
including  the  printing of such  documents  for the purpose of filings with the
   SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC ; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

         Pursuant to a contract with the Adviser, First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation (which is located at Exchange Place, Boston, Massachusetts 02109), administers on behalf of the Adviser the operations of the Fund which do not concern the investment advisory and portfolio management services of the Adviser. For such services and the related expenses borne by the Sub-Administrator, the Adviser pays an annual fee based on the aggregate average daily net assets of the Funds under its administration advised by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

         The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for
which they are not liable to the Fund. The          Contract in no way restricts
the Adviser  from acting as Adviser to others.  The Fund has agreed by the terms
of the         Contract  that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

         The         Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the Act. The Contract provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Board of Trustees or the shareholders of the Fund and, in either case, by a majority vote of the Trustees who are not parties to the Agreement or "interested persons", as defined by the 1940 Act, of any such party cast in person at a meeting called specifically for the purpose
of voting on the continuance of the    Contract.
         For the Fund's fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the fee paid to the Adviser was $9,992,690,
$10,714,960 and $11,146,282,     respectively.

                                                    DISTRIBUTOR

         To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect subsidiary of the Adviser, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                                 DISTRIBUTION PLAN

            On February 26, 1997, the Fund adopted a Second Amended and Restated Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees periodic reports of amounts expanded under the Plan and the purpose for which expenditures were made.

         No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

         During the fiscal year ended December 31, 1996, the Fund reimbursed the Distributor for distribution expenses under the Plan in the amount of
$2,706,466. Pursuant to the Plan, the Distributor incurred the following expenses: $1,310,500 was spent on advertising, $228,800 on printing, postage and stationary, $599,366 on overhead support expenses and $567,800 on salaries of personnel of the Distributor.

Portfolio Transactions and Brokerage

         Under the Contract , the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups.

         When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

         Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

         Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $494,944 on portfolio transactions in the principal amounts of $359,241,795 during
   1996.     The average commission on these transactions was    $0.0484     per
share.

         The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli and Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers which is an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the
   1940     Act,  the Board of Trustees has adopted  "Procedures"  which provide that commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers"
     or through the Designated Order         Turnaround System of the NYSE. Such
     transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli. Pursuant to an agreement with the Fund, Gabelli pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The net compensation realized by Gabelli for its brokerage services is subject to the approval of the Board and the "independent" Trustees of the Fund who must approve the continuance of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.

   The following table sets forth certain information regarding the Fund's payment of brokerage commissions including commissions paid to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that is an affiliate of the Adviser.



                                                                                   Fiscal Year Ended    Commissions
                                                                                    December 31,          Paid

Total Brokerage Commissions..................................................           1994           $355,059
                                                                                        1995           $438,241
                                                                                        1996           $494,944

Commissions paid to Gabelli & Company........................................           1994          $  24,043
                                                                                        1995          $  93,418
                                                                                        1996           $130,061

Commissions paid to Keeley Investment Corp...................................           1994           $ 11,650
                                                                                        1995          $   3,578
                                                                                        1996          $   5,550

% of Total Brokerage Commissions paid to Gabelli & Company...................           1996            26.3%

% of Total Brokerage Commissions paid to Keeley Investment Corp..............           1996             1.1%

% of Total Transactions involving Commissions paid to Gabelli & Company                 1996            27.4%

% of Total Transactions involving Commissions paid to Keeley Investment Corp.           1996             0.9%


The Fund's portfolio turnover rate for the fiscal years ended December 31, 1995 and December 31, 1996 were 26.4% and 14.9%, respectively.

                                               REDEMPTION OF SHARES

         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not
readily  marketable.  The Fund has filed a formal  election with the     SEC
pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.

                                                  NET ASSET VALUE

         For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.
         Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

         Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

         United States Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost.
Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.
                                        INVESTMENT PERFORMANCE INFORMATION

         The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

Performance  quotations  will  ordinarily be  accompanied  by the average annual total return of the Fund for the past ten years as well as its total return for the past five years and for the twelve months as of the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return. Computed in the manner described, the total return of the Fund has been:


                               Year ended                         Total Return
                               ----------                         ------------
                               12/31/87                              16.2%
                               12/31/88                              31.1%
                               12/31/89                              26.2%
                               12/31/90                              (5.0)%
                               12/31/91                              18.1%
                               12/31/92                              14.9%
                               12/31/93                              21.8%
                               12/31/94                              (0.1)%
                               12/31/95                              24.9%
                               12/31/96                              13.4%


         The Fund's average annual total return figures are as follows:

13.4% for the one year period from January 1, 1996 through December 31, 1996

14.6% for the five year period from January 1, 1992 through December 31, 1996

15.6% for the ten year period from January 1, 1987 through December 31, 1996

15.6%for the period from the Fund's  inception on March 3, 1986 through December
     31, 1996


The formula for computing the foregoing annual rate of total return is:

            P (1 + T) n  = ERV


P = Investment at the beginning of the period. T = Compounded annual rate of total return. n = Number of years. ERV = Redemption value of the same investment at the end of the period assuming the reinvestment of all dividends and distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.

                                        COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, is counsel to the Fund.

         Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, independent accountants, have been selected to audit, and express their opinion on, the Fund's annual financial statements.

                                                GENERAL INFORMATION

         The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment recovered thereon.

         The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Trustees, principal underwriters and accountants and on any proposed material amendment to the Fund's Declaration of Trust. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

         Shareholders are entitled to one vote for each share held (and fractional vote for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote upon the written request of the shareholders of 33 1/3 % of its shares (10% in the case of removal of a Trustee). In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so
terminated, the Fund    intends to     continue indefinitely.

                                               FINANCIAL STATEMENTS


THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
    SHARES                                  COST            VALUE
    ------                                  ----            -----
              COMMON STOCKS--98.3%
              AEROSPACE--0.5%
     75,000   Honeywell, Inc. .......... $ 3,267,189    $   4,931,250
                                         -----------    -------------
              AGRICULTURE--0.3%
    130,000   Archer-Daniels-Midland
               Co. .....................   2,312,058        2,860,000
                                         -----------    -------------
              AUTOMOTIVE--1.4%
    264,500   General Motors
               Corporation..............   8,982,890       14,745,875
                                         -----------    -------------

              AUTOMOTIVE: PARTS AND ACCESSORIES--5.5%
     33,500   APS Holding Corporation,
               Class A+.................     519,250          519,250
     33,000   Borg-Warner Automotive,
               Inc......................     842,685        1,270,500
    200,000   Echlin Inc. ..............   2,607,499        6,325,000
    200,000   Federal-Mogul
               Corporation..............   3,786,560        4,400,000
    675,000   GenCorp Inc. .............   3,881,263       12,234,375
    245,000   Genuine Parts Company.....   8,476,926       10,933,125
    129,032   Handy & Harman............   1,785,529        2,258,060
    100,000   Johnson Controls, Inc. ...   2,659,139        8,287,500
     20,000   LucasVarity plc, ADR+.....     474,638          760,000
    130,000   Modine Manufacturing
               Company..................   1,259,406        3,477,500
     39,875   Myers Industries, Inc. ...     139,536          672,890
    165,000   Quaker State
               Corporation..............   2,229,022        2,330,625
     40,000   Republic Automotive Parts,
               Inc.+....................     230,625          675,000
    115,000   Standard Motor Products,
               Inc. ....................   1,008,713        1,595,625
     13,200   Superior Industries
               International, Inc. .....      76,515          305,250
    100,000   TransPro Inc. ............     784,174          912,500
    148,000   UAP Inc., Class A.........   1,601,202        1,726,333
     18,000   Wynn's International,
               Inc. ....................     344,142          569,250
                                         -----------    -------------
                                          32,706,824       59,252,783
                                         -----------    -------------

              AVIATION: PARTS AND SERVICES--3.4%
     88,000   Boeing Co. ...............   5,766,017        9,361,000
     10,000   BE Aerospace Inc.+........     193,625          271,250
    420,000   Coltec Industries Inc.+...   5,738,871        7,927,500
    101,000   Curtiss-Wright
               Corporation..............   2,532,272        5,087,875
    115,000   General Motors
               Corporation, Class H.....   5,355,433        6,468,750
     60,000   Hi-Shear Industries
               Inc. ....................     510,932          157,500
     36,100   Hudson General
               Corporation..............     972,612        1,344,725
    115,000   Precision Castparts
               Corp. ...................   4,372,225        5,706,875
                                         -----------    -------------
                                          25,441,987       36,325,475
                                         -----------    -------------
              BROADCASTING--6.0%
     13,200   BHC Communications, Inc.,
               Class A..................   1,162,780        1,338,150
    397,206   Chris-Craft Industries,
               Inc. ....................   8,421,873       16,633,001
     65,560   Chris-Craft Industries,
               Inc., Class B(a).........   1,132,465        2,745,325
    115,000   Gray Communications
               Systems, Inc., Class B...   2,212,406        1,955,000
    291,400   Grupo Televisa S.A.,
               GDR+.....................   5,953,245        7,467,125
     76,000   Liberty Corporation.......   1,759,798        2,983,000
     53,000   LIN Television
               Corporation+.............     587,795        2,239,250
     14,100   Osborn Communications
               Corporation+.............      71,426          209,958

                                                           MARKET
    SHARES                                  COST            VALUE
    ------                                  ----            -----
              BROADCASTING (CONTINUED)
    100,000   Paxson Communications
               Corporation, Class A+.... $ 1,104,809    $     787,500
     10,000   Providence Journal
               Company, Class A+........     182,037          306,250
    100,000   Renaissance Communication
               Corporation+.............   3,555,000        3,575,000
    420,000   Television Broadcasting
               Ltd. ORD.................   1,893,731        1,677,937
    247,500   United Television,
               Inc. ....................  15,847,291       21,315,938
     75,000   Westinghouse Electric
               Corp. .                     1,121,126        1,490,625
                                         -----------    -------------
                                          45,005,782       64,724,059
                                         -----------    -------------
              BUSINESS SERVICES--1.8%
     42,000   BBN Corporation+..........     926,548          945,000
     50,000   Berlitz International,
               Inc., New+...............     725,813        1,043,750
     50,000   Ecolab Inc. ..............   1,571,512        1,881,250
     12,546   Hach Company .............     148,380          238,374
     85,000   International Business
               Machines Corporation.....   4,090,224       12,835,000
     71,000   Landauer, Inc. ...........     441,367        1,739,500
     72,000   Nashua Corporation........   2,313,818          864,000
                                         -----------    -------------
                                          10,217,662       19,546,874
                                         -----------    -------------
              CABLE--3.6%
     70,000   BET Holdings, Inc., Class
               A+.......................   1,285,712        2,012,500
    160,000   Cablevision Systems
               Corporation, Class A+....   6,920,649        4,900,000
     40,000   Comcast Corporation, Class
               A........................     593,113          705,000
     35,791   Comcast Corporation, Class
               A, Special...............     663,913          637,527
    400,000   International Family
               Entertainment, Inc.,
               Class B+.................   4,832,941        6,200,000
     40,000   Shaw Communications Inc.,
               Class B..................     363,398          221,971
     30,000   Shaw Communications Inc.,
               Class B, Conv............     191,728          166,478
    100,000   TCI Satellite
               Entertainment
               Inc., Class A+...........   1,374,608          987,500
    810,000   Tele-Communications, Inc.,
               Class A+.................  12,127,597       10,580,625
    383,000   Tele-Communications,
               Inc./Liberty Media Group,
               Class A+.................   8,971,422       10,939,438
     60,000   United International
               Holdings, Inc., Class
               A+.......................     824,424          735,000
     50,000   US WEST Media Group+......     832,425          925,000
                                         -----------    -------------
                                          38,981,930       39,011,039
                                         -----------    -------------
              CLOSED-END FUNDS--0.1%
     85,322   Royce Value Trust,
               Inc. ....................     962,762        1,077,190
                                         -----------    -------------
              COMMUNICATIONS
               EQUIPMENT--0.4%
    115,000   Allen Group Inc. .........     712,812        2,558,750
     40,000   Lucent Technologies
               Inc. ....................   1,777,872        1,850,000
                                         -----------    -------------
                                           2,490,684        4,408,750
                                         -----------    -------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS--8.9%
    375,000   American Brands, Inc. .... $13,164,115    $  18,609,375
    400,000   Carter-Wallace, Inc. .....   6,253,615        6,250,000
    220,000   Church & Dwight Co.,
               Inc. ....................   4,983,260        5,032,500
     22,000   Culbro Corporation+.......   1,055,143        1,427,250
     45,000   Department 56, Inc.+......   1,053,389        1,113,750
     22,000   Duracell International
               Inc. ....................     625,711        1,537,250
     65,000   Eastman Kodak Company.....   3,662,540        5,216,250
    155,000   Fieldcrest Cannon,
               Inc.+....................   2,212,147        2,480,000
     70,000   First Brands
               Corporation..............     948,401        1,986,250
    215,000   General Electric
               Company..................  10,455,131       21,258,125
     50,000   Gillette Company..........   1,420,489        3,887,500
     23,000   Harley Davidson, Inc......     227,175        1,081,000
    230,000   Ralston Purina Group......   8,779,158       16,876,250
     90,000   Scotts Company, Class
               A+.......................   1,566,705        1,788,750
    120,000   Syratech Corporation+.....   2,409,981        3,780,000
    100,000   Tambrands Inc. ...........   4,083,475        4,087,500
                                         -----------    -------------
                                          62,900,435       96,411,750
                                         -----------    -------------
              CONSUMER SERVICES--0.5%
     50,000   HSN, Inc.+................   1,174,841        1,187,500
    205,000   Rollins, Inc..............   2,676,982        4,100,000
     45,000   Ticketmaster Group
               Inc.+....................     635,000          545,625
                                         -----------    -------------
                                           4,486,823        5,833,125
                                         -----------    -------------
              DIVERSIFIED
               INDUSTRIAL--3.8%
     12,000   Anixter International
               Inc.+....................     108,105          193,500
    225,000   Crane Co. ................   3,970,482        6,525,000
     76,100   GATX Corporation..........   2,443,121        3,690,850
    170,000   ITT Industries Inc. ......   2,780,236        4,165,000
    150,000   Katy Industries, Inc. ....   1,357,500        2,175,000
      6,500   Kyocera Corporation,
               ADR......................     448,062          793,000
    360,000   Lamson & Sessions Co.+....   1,947,317        2,610,000
    166,000   Lawter International,
               Inc. ....................   1,599,025        2,095,750
     75,000   Minnesota Mining and
               Manufacturing Company....   4,613,390        6,215,625
     79,000   National Service
               Industries, Inc. ........   1,844,836        2,952,625
     80,000   Thomas Industries Inc. ...   1,298,410        1,670,000
    200,000   Trinity Industries,
               Inc. ....................   2,724,402        7,500,000
                                         -----------    -------------
                                          25,134,886       40,586,350
                                         -----------    -------------
              ELECTRONICS--0.1%
      2,000   Hitachi, Ltd., ADR........     221,767          185,000
     11,000   Imation Corporation+......     224,636          309,375
     10,000   Sony Corporation, ADR.....     544,303          656,250
                                         -----------    -------------
                                             990,706        1,150,625
                                         -----------    -------------
              ENERGY--3.8%
     50,000   Atlantic Richfield
               Company..................   5,368,509        6,631,250
     35,000   British Petroleum Company
               plc, ADR.................   1,568,033        4,948,125
     50,000   Burlington Resources
               Inc. ....................   2,097,021        2,518,750
     30,000   Chevron Corporation.......   1,016,500        1,950,000
    165,000   Eastern Enterprises.......   4,444,700        5,836,875
     60,000   Enron Oil & Gas Company...     548,976        1,515,000
    105,000   Exxon Corporation.........   6,387,342       10,290,000

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              ENERGY (CONTINUED)
     20,000   Halliburton Company....... $   840,758    $   1,205,000
    120,000   Kaneb Services, Inc.+.....     361,400          390,000
     40,000   PacifiCorp................     778,355          820,000
     80,000   Southwest Gas
               Corporation..............   1,378,722        1,540,000
     30,000   Texaco Inc. ..............   1,890,875        2,943,750
                                         -----------    -------------
                                          26,681,191       40,588,750
                                         -----------    -------------
              ENTERTAINMENT--5.6%
    110,000   EMI Group plc, Sponsored
               ADR......................   1,251,853        2,611,400
    220,458   Gaylord Entertainment
               Company, Class A.........   4,548,699        5,042,977
    100,000   GC Companies, Inc.+.......   2,897,746        3,462,500
    150,000   Havas, Sponsored ADR......   2,933,915        2,568,750
     20,000   PolyGram NV...............     574,275          995,000
    690,000   Time Warner Inc. .........  20,062,217       25,875,000
     11,000   Todd-AO Corporation,
               Class A..................      30,000          112,750
    200,000   Viacom Inc., Class A+.....   4,479,891        6,900,000
    210,000   Viacom Inc., Class B+.....   5,698,160        7,323,750
     75,000   Walt Disney Company.......   3,540,448        5,221,875
                                         -----------    -------------
                                          46,017,204       60,114,002
                                         -----------    -------------
              EQUIPMENT AND SUPPLIES--11.4%
    355,000   AMETEK, Inc. .............   5,065,510        7,898,750
    100,000   AMP Incorporated..........   3,799,733        3,837,500
     22,000   Amphenol Corporation,
               Class A+.................     253,636          489,500
    195,000   AptarGroup, Inc. .........   2,813,792        6,873,750
     60,000   Caterpillar Inc. .........   1,619,251        4,515,000
     65,000   CLARCOR Inc. .............   1,239,362        1,438,125
    100,000   CTS Corporation...........   2,084,351        4,275,000
    420,000   Deere & Company...........   6,531,193       17,062,500
    230,000   Donaldson Company, Inc. ..   2,699,344        7,705,000
     40,000   EG&G Inc. ................     709,125          805,000
    163,600   Gerber Scientific, Inc. ..   1,642,712        2,433,550
    340,000   IDEX Corporation..........   4,097,480       13,557,500
     86,000   Ingersoll-Rand Company....   3,250,039        3,827,000
    200,000   Kollmorgen Corporation....   1,861,980        2,200,000
     90,000   Lufkin Industries, Inc. ..   1,627,761        2,250,000
     60,000   Manitowoc Company, Inc. ..     889,180        2,430,000
    240,000   Mark IV Industries,
               Inc. ....................   1,745,369        5,430,000
    400,000   Navistar International
               Corporation+.............   6,347,992        3,650,000
     10,000   PACCAR Inc. ..............     522,021          680,000
    120,000   Pittway Corporation.......   1,529,486        6,255,000
    241,000   Pittway Corporation,
               Class A..................   2,175,914       12,893,500
     50,000   Sequa Corporation,
               Class A+.................   1,974,636        1,962,500
     86,000   Sequa Corporation,
               Class B+.................   4,177,785        4,300,000
     84,000   SPS Technologies, Inc.+...   2,480,544        5,397,000
     21,500   TRINOVA Corporation.......     628,063          782,063
     15,000   Valmont Industries,
               Inc. ....................     242,908          618,750
                                         -----------    -------------
                                          62,009,167      123,566,988
                                         -----------    -------------
              FINANCIAL SERVICES--5.7%
          1   Al-Zar Ltd.+ (a)..........           0              350
    450,000   American Express
               Company..................  10,365,809       25,425,000
        220   Berkshire Hathaway
               Inc.+....................     874,549        7,502,000

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
     70,000   Commerzbank AG,
               Sponsored ADR............ $ 1,365,494    $   1,767,500
    140,000   Deutsche Bank AG,
               Sponsored ADR............   6,094,375        6,440,000
    100,000   H&R Block Inc. ...........   3,218,021        2,900,000
    255,000   Lehman Brothers Holdings
               Inc. ....................   4,600,725        8,000,625
     86,000   Midland Company...........   2,706,145        3,311,000
     60,000   Salomon Inc. .............   2,259,574        2,827,500
     25,000   State Street Boston
               Corporation..............     717,712        1,612,500
     20,000   SunTrust Banks, Inc. .....     424,879          985,000
     11,941   Transamerica Corporation..     583,636          944,832
      8,000   Value Line, Inc. .........     115,500          354,000
                                         -----------    -------------
                                          33,326,419       62,070,307
                                         -----------    -------------
              FOOD AND BEVERAGE--7.4%
     76,300   Brown-Forman Corporation,
               Class A..................   2,574,752        3,462,113
     74,263   Chock Full o'Nuts
               Corporation..............     451,406          371,315
     46,000   Coca-Cola Company.........     395,569        2,420,750
     17,000   CPC International Inc. ...     602,088        1,317,500
     50,000   Delchamps, Inc. ..........   1,171,317          968,750
      4,500   Farmer Brothers Company...     476,380          684,000
     62,500   General Mills, Inc. ......   1,396,165        3,960,937
     35,000   Heinz Company (H.J.)......     897,409        1,260,000
     64,000   Hershey Foods
               Corporation..............   1,360,163        2,800,000
     82,000   Kellogg Company...........   3,106,755        5,381,250
     25,000   LVHM Moet Hennessy Louis
               Vuitton, Sponsored ADR...     971,562        1,400,000
    530,000   PepsiCo, Inc. ............  11,550,232       15,502,500
    300,000   Quaker Oats Company.......   9,569,551       11,437,500
     60,000   Ralcorp Holdings, Inc.+...     895,290        1,267,500
     20,000   Rykoff-Sexton, Inc. ......     316,400          317,500
    285,000   Seagram Company Ltd. .....   8,381,697       11,043,750
     59,140   Tootsie Roll Industries,
               Inc. ....................   1,978,948        2,343,423
    300,000   Whitman Corporation.......   2,746,742        6,862,500
    130,000   Wrigley (Wm.) Jr.
               Company..................   5,904,862        7,312,500
                                         -----------    -------------
                                          54,747,288       80,113,788
                                         -----------    -------------
              HEALTH CARE--2.9%
     13,000   Amgen Inc.+...............     237,446          706,875
     20,000   Biogen, Inc.+.............     299,450          775,000
     10,000   BioWhittaker, Inc.+.......      40,787           80,000
     48,000   Chiron Corporation+.......     663,895          894,000
    100,000   Genentech, Inc.+..........   4,804,136        5,362,500
    160,000   Johnson & Johnson.........   3,213,734        7,960,000
     70,000   Mallinckrodt Group,
               Inc. ....................   2,175,407        3,088,750
     75,000   Merck & Co., Inc. ........   2,539,850        5,943,750
     85,000   Pfizer Inc. ..............   2,841,294        7,044,375
                                         -----------    -------------
                                          16,815,999       31,855,250
                                         -----------    -------------
              HOTELS/GAMING--2.8%
     35,000   Circus Circus Enterprises,
               Inc.+....................     973,791        1,203,125
     40,000   GTECH Holdings
               Corporation+.............     755,188        1,280,000
     14,000   Harrah's Entertainment
               Inc.+....................     131,836          278,250
    500,000   Hilton Hotels
               Corporation..............   6,829,916       13,062,500

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              HOTELS/GAMING (CONTINUED)
    200,000   ITT Corporation, New+..... $ 7,289,764    $   8,675,000
    200,000   Ladbroke Group plc........     522,219          791,174
    210,000   Mirage Resorts,
               Incorporated+............   1,079,227        4,541,250
     30,000   Santa Anita Realty
               Enterprises, Inc. .......     473,664          787,500
                                         -----------    -------------
                                          18,055,605       30,618,799
                                         -----------    -------------
              HOUSING RELATED--0.3%
    165,000   Nortek, Inc.+.............     659,077        3,300,000
      4,333   Nortek, Inc., Special
               Common+(a)...............      59,049           60,662
                                         -----------    -------------
                                             718,126        3,360,662
                                         -----------    -------------
              METALS AND MINING--0.6%
     34,350   Barrick Gold Corporation..     733,755          983,269
    105,000   Echo Bay Mines Ltd. ......   1,104,369          695,625
     45,000   Homestake Mining Company..     776,062          641,250
     33,000   Newmont Gold Company......   1,375,428        1,443,750
    220,000   Pegasus Gold Inc.+........   3,093,995        1,663,750
     17,500   Placer Dome Inc. .........     336,400          380,625
    200,000   Royal Oak Mines Inc.+.....     840,247          650,000
                                         -----------    -------------
                                           8,260,256        6,458,269
                                         -----------    -------------
              PAPER AND FOREST PRODUCTS--1.1%
    160,000   Greif Bros. Corporation,
               Class A..................   3,084,010        4,560,000
    115,000   St. Joe Corp. ............   3,925,871        7,475,000
                                         -----------    -------------
                                           7,009,881       12,035,000
                                         -----------    -------------
              PUBLISHING--2.9%
     75,000   American Media Inc.,
               Class A+.................     732,562          440,625
      5,000   E.W. Scripps Company,
               Class A..................      62,219          175,000
    300,000   Golden Books Family
               Entertainment, Inc.+.....   4,201,294        3,337,500
     35,000   McClatchy Newspapers,
               Inc., Class A............     723,251        1,225,000
    138,000   McGraw-Hill Companies,
               Inc. ....................   3,924,626        6,365,250
    372,000   Media General, Inc.,
               Class A..................   9,109,696       11,253,000
     45,000   Meredith Corporation......   1,821,494        2,373,750
     90,000   New York Times Company,
               Class A..................   1,419,273        3,420,000
     15,000   News Corporation Limited,
               ADS......................     255,587          313,125
     70,000   Reader's Digest
               Association, Inc.,
               Class B..................   2,793,360        2,537,500
                                         -----------    -------------
                                          25,043,362       31,440,750
                                         -----------    -------------
              REAL ESTATE--0.4%
    280,000   Catellus Development
               Corporation+.............   2,215,000        3,185,000
     12,000   Florida East Coast
               Industries, Inc. ........     631,838        1,048,500
                                         -----------    -------------
                                           2,846,838        4,233,500
                                         -----------    -------------
              RETAIL--2.1%
     46,000   Aaron Rents, Inc. ........     159,101          546,250
     20,000   Aaron Rents, Inc.,
               Class A..................      83,263          280,000

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
    160,000   Burlington Coat Factory
               Warehouse Corporation+... $ 2,109,612    $   2,080,000
    125,000   Earl Scheib, Inc.+........     885,924          875,000
     50,000   Fingerhut Companies,
               Inc. ....................     711,335          612,500
     91,000   Lillian Vernon
               Corporation..............   1,287,334        1,114,750
    675,000   Neiman Marcus Group,
               Inc.+....................   9,760,037       17,212,500
     27,500   Thorn plc, ADR+...........     357,147          470,938
                                         -----------    -------------
                                          15,353,753       23,191,938
                                         -----------    -------------
              RETAIL: FOOD AND DRUG--1.0%
     80,000   Albertson's, Inc. ........   2,645,875        2,850,000
    100,000   American Stores Company...   2,530,213        4,087,500
     46,000   Giant Food Inc.,
               Class A..................   1,565,675        1,587,000
     45,000   Kroger Co.+...............   1,043,500        2,092,500
                                         -----------    -------------
                                           7,785,263       10,617,000
                                         -----------    -------------
              SPECIALTY CHEMICAL--1.1%
     50,000   E.I. du Pont de Nemours
               and Company..............   3,122,625        4,718,750
    240,000   Ferro Corporation.........   5,146,540        6,810,000
                                         -----------    -------------
                                           8,269,165       11,528,750
                                         -----------    -------------
              TELECOMMUNICATIONS--8.5%
    120,000   Aliant Communications
               Inc. ....................   1,725,367        2,040,000
    170,000   AT&T Corp. ...............   6,333,990        7,395,000
    100,000   BC TELECOM Inc. ..........   1,768,699        2,164,944
    290,000   BCE Inc. .................   9,927,875       13,847,500
     22,500   BellSouth Corporation.....     577,998          908,437
    100,000   Cable & Wireless plc,
               Sponsored ADR............   2,083,454        2,462,500
    275,000   C-TEC Corporation+........   5,507,314        6,668,750
     46,500   C-TEC Corporation,
               Class B+.................     730,744        1,104,375
     70,000   Frontier Corporation......   1,286,117        1,583,750
     27,000   Globalstar
               Telecommunications+......     488,250        1,701,000
    235,000   GTE Corporation...........   5,019,945       10,692,500
     35,000   Hong Kong
               Telecommunications Ltd.,
               Sponsored ADR............     545,695          568,750
     55,000   Motorola, Inc. ...........     753,575        3,375,625
     25,000   Northern Telecom Limited..     941,875        1,546,875
     40,000   NYNEX Corporation.........   1,728,725        1,925,000
     15,000   Pacific Telesis Group
               Inc. ....................     404,013          551,250
    140,000   Rogers Communications,
               Inc., Class B+...........   1,259,862          997,500
     25,000   Royal PTT Nederland,
               Sponsored ADR............     668,718          946,875
     55,000   SBC Communications Inc. ..   1,400,393        2,846,250
     28,000   Southern New England
               Telecommunications
               Corporation..............     942,025        1,088,500
    180,000   Sprint Corporation........   3,495,790        7,177,500
    165,000   STET -- Societa
               Finanziaria Telefonica
               SpA, Sponsored ADR.......   3,943,073        7,321,875

                                                           MARKET
  SHARES                                    COST            VALUE
  ------                                    ----            -----
              TELECOMMUNICATIONS (CONTINUED)
  1,400,000   Telecom Italia SpA ORD.... $ 1,635,559    $   3,636,124
     98,000   Telecomunicacoes
               Brasileiras SA
               (Telebras), Sponsored
               ADR......................   2,989,234        7,497,000
     65,224   Telecomunicacoes de Sao
               Paulo SA (Telesp)+.......      10,474           14,099
  1,521,945   Telecomunicacoes de Sao
               Paulo SA (Telesp)
               Preference Shares........     190,268          329,552
     17,500   Telefonica de Espana,
               Sponsored ADR............     595,858        1,211,875
     18,000   Telefonos De Mexico SA,
               Class L, ADR.............     598,837          594,000
                                         -----------    -------------
                                          57,553,727       92,197,406
                                         -----------    -------------
              TRANSPORTATION--0.9%
    105,000   AMR Corporation+..........   6,535,020        9,253,125
                                         -----------    -------------
              WIRELESS COMMUNICATIONS--3.5%
    200,000   AirTouch Communications
               Inc.+....................   4,649,781        5,050,000
     22,500   Associated Group, Inc.,
               Class A+.................     201,448          691,875
     18,500   Associated Group, Inc.,
               Class B+.................      98,787          550,375
    398,000   Century Telephone
               Enterprises, Inc. .......   9,074,938       12,288,250
    200,000   COMSAT Corporation,
               Series 1.................   4,344,970        4,925,000
     65,000   NEXTEL Communications,
               Inc., Class A+...........     798,199          849,062
  2,400,000   Telecom Italia Mobile
               SpA......................   2,171,791        6,067,238
    150,000   Telephone and Data
               Systems, Inc. ...........   1,821,004        5,437,500
    100,000   360 degrees Communications
               Company+.................   1,285,093        2,312,500
                                         -----------    -------------
                                          24,446,011       38,171,800
                                         -----------    -------------
TOTAL COMMON STOCKS..................... 685,356,893    1,062,281,229
                                         -----------    -------------
              PREFERRED STOCKS--0.3%
              CONSUMER PRODUCTS--0.1%
     35,000   Fieldcrest Cannon, Inc.,
               Series A, 6.00%, Conv.
               Pfd., 144A(c)............   1,933,750        1,373,750
                                         -----------    -------------
              EQUIPMENT AND SUPPLIES--0.1%
     20,000   Sequa Corporation, $5.00,
               Cumulative Conv. Pfd. ...   1,538,833        1,400,000
                                         -----------    -------------
              METALS AND MINING--0.0%
     10,000   Freeport-McMoRan Inc.,
               Depository Shares, 7.00%,
               Cumulative Conv. Pfd. ...     213,000          277,500
                                         -----------    -------------
              TELECOMMUNICATIONS--0.1%
     13,500   Sprint Corporation, 8.25%,
               Conv. Pfd. ..............     430,312          484,312
                                         -----------    -------------
TOTAL PREFERRED STOCKS..................   4,115,895        3,535,562
                                         -----------    -------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                  COST              VALUE
  ------                                  ----              -----
              COMMON STOCK WARRANTS--0.0%
    115,000   Jacor Communications
               Inc., Warrants,
               expires 09/18/2001+... $    301,875      $      230,000
                                      ------------      --------------

 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS--0.3%
              AUTOMOTIVE PARTS AND ACCESSORIES--0.1%
$   400,000   GenCorp Inc., Conv.
               Sub. Deb., 8.00% due
               08/01/2002............      396,055             457,000
                                      ------------      --------------
              ENTERTAINMENT--0.2%
FRF 593,750   Havas, Conv. Bonds,
               Payment-in-kind, 3.00%
               due 12/31/1997........      158,702             147,759
$ 2,700,000   Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006..    1,845,888           2,608,875
                                      ------------      --------------
                                         2,004,590           2,756,634
                                      ------------      --------------
TOTAL CORPORATE BONDS................    2,400,645           3,213,634
                                      ------------      --------------

 PRINCIPAL                                                  MARKET
  AMOUNT                                  COST              VALUE
 ---------                                ----              -----
              U.S. TREASURY BILLS--2.7%
$28,935,000   4.71% to 5.06%++ due
               01/09/1997
                -- 02/06/1997........   $ 28,851,448      $   28,851,448
                                        ------------      --------------
TOTAL INVESTMENTS............. 101.6%   $721,026,756(b)    1,098,111,873
                                        ============
OTHER ASSETS AND LIABILITIES
 (NET)........................  (1.6)                        (17,472,601)
                               -----                      --------------
NET ASSETS.................... 100.0%                     $1,080,639,272
                               =====                      ==============

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $722,056,749. Net unrealized appreciation for Federal tax purposes was $376,055,124 (gross unrealized appreciation was $392,187,132 and gross unrealized depreciation was $16,132,008).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1996 was $1,373,750, representing 0.13% of total net assets.
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt ADS -- American Depositary Share
FRF -- French Franc GDR -- Global Depositary Receipt ORD -- Ordinary Share

                       See Notes to Financial Statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $721,026,756)...................          $1,098,111,873
  Cash..............................                 123,772
  Receivable for investments sold...               5,327,352
  Dividends and interest
    receivable......................               1,628,996
  Receivable for Fund shares sold...                 541,221
                                              --------------
    Total Assets....................           1,105,733,214
                                              --------------
LIABILITIES:
  Payable for investments
    purchased.......................              13,849,400
  Dividend payable..................               7,676,685
  Payable for Fund shares redeemed..               2,236,593
  Payable for investment advisory
    fee.............................                 929,039
  Payable for distribution fees.....                 272,000
  Accrued expenses and other
    payables........................                 130,225
                                              --------------
    Total Liabilities...............              25,093,942
                                              --------------
    Net assets applicable to
      40,907,365 shares of
      beneficial interest
      outstanding...................          $1,080,639,272
                                              ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest at
    par value.......................          $      409,074
  Additional paid-in capital........             704,247,412
  Distributions in excess of net
    realized gain on investments....              (1,104,816)
  Net unrealized appreciation of
    investments.....................             377,087,602
                                              --------------
    Total Net Assets................          $1,080,639,272
                                              ==============
Net Asset Value, offering and
  redemption price per share
  ($1,080,639,272 / 40,907,365
  shares outstanding; unlimited
  number of shares authorized of
  $0.01 par value)..................                  $26.42
                                                       =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
----------------------------------------------------------

INVESTMENT INCOME:
  Dividend income (net of foreign
    withholding taxes of $238,039)....          $ 17,652,082
  Interest income.....................             3,042,593
                                                ------------
    Total Investment Income...........            20,694,675
                                                ------------
EXPENSES:
  Investment advisory fee.............            11,146,282
  Distribution fees...................             2,706,466
  Shareholder services fees...........               896,639
  Trustees' fees......................                64,107
  Legal and audit fees................                39,300
  Other...............................                93,976
                                                ------------
    Total Expenses....................            14,946,770
                                                ------------
NET INVESTMENT INCOME.................             5,747,905
                                                ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on securities
    sold..............................            97,354,924
  Net realized gain on foreign
    currency transactions.............                 3,292
                                                ------------
    Net realized gain on
      investments.....................            97,358,216
                                                ------------
  Net unrealized appreciation of
    securities, foreign currency and
    other assets and liabilities:
    Beginning of year.................           341,177,313
    End of year.......................           377,087,602
                                                ------------
      Change in net unrealized
        appreciation of securities,
        foreign currency and other
        assets and liabilities........            35,910,289
                                                ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS.........................           133,268,505
                                                ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.....................          $139,016,410
                                                ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 YEAR                YEAR
                                                                                                ENDED               ENDED
                                                                                               12/31/96            12/31/95
                                                                                            --------------      --------------
Net investment income....................................................................   $    5,747,905      $   10,225,688
Net realized gain on investments.........................................................       97,358,216          69,013,606
Net change in unrealized appreciation of investments.....................................       35,910,289         157,165,724
                                                                                            --------------      --------------
Net increase in net assets resulting from operations.....................................      139,016,410         236,405,018
Distributions to shareholders from:
  Net investment income..................................................................       (5,681,295)        (10,040,428)
  Net realized gain on investments.......................................................      (97,358,216)        (69,013,606)
  Distributions in excess of net realized gain on investments............................         (410,434)            (94,875)
Net decrease in net assets from Fund share transactions..................................      (46,466,539)        (47,966,474)
                                                                                            --------------      --------------
Net increase/(decrease) in net assets....................................................      (10,900,074)        109,289,635
NET ASSETS:
Beginning of year........................................................................    1,091,539,346         982,249,711
                                                                                            --------------      --------------
End of year..............................................................................   $1,080,639,272      $1,091,539,346
                                                                                            ==============      ==============

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses and capital gain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1996 were a decrease to undistributed net investment income of $64,802 and a decrease to distributions in excess of net realized gain on investments of $64,802.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including offices, required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1996, the Fund incurred distribution costs under the Plan of $2,706,466, representing 0.24 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $158,882,028 and $297,698,687, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund paid brokerage commissions of $135,611 to Gabelli & Company and its affiliates.

--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/96                          12/31/95
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold...............................................      6,138,309     $ 168,589,644       6,338,311     $ 156,103,869
Shares issued upon reinvestment of dividends..............      3,624,998        95,772,441       2,772,475        71,391,947
Shares redeemed...........................................    (11,251,210)     (310,828,624)    (10,946,512)     (275,462,290)
                                                              -----------     -------------     ------------    -------------
Net decrease..............................................     (1,487,903)    $ (46,466,539)     (1,835,726)    $ (47,966,474)
                                                              ===========     =============     ============    =============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                               1996           1995            1994         1993         1992
                                                            ----------     ----------       --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $    25.75     $    22.21       $  23.30     $  19.88     $  17.96
                                                            ----------     ----------       --------     --------     --------
Net investment income.....................................        0.15           0.26           0.26         0.16         0.26
Net realized and unrealized gain/(loss) on investments....        3.29           5.28          (0.30)        4.18         2.41
                                                            ----------     ----------       --------     --------     --------
Total from investment operations..........................        3.44           5.54          (0.04)        4.34         2.67
                                                            ----------     ----------       --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................       (0.15)         (0.25)         (0.25)       (0.16)       (0.25)
  Distributions in excess of net investment income........          --             --          (0.01)          --           --
  Net realized gains......................................       (2.61)         (1.75)         (0.76)       (0.76)       (0.50)
  Distributions in excess of net realized gains...........       (0.01)         (0.00)(a)      (0.03)          --           --
                                                            ----------     ----------       --------     --------     --------
Total distributions.......................................       (2.77)         (2.00)         (1.05)       (0.92)       (0.75)
                                                            ----------     ----------       --------     --------     --------
Net asset value, end of year..............................  $    26.42     $    25.75       $  22.21     $  23.30     $  19.88
                                                            ==========     ==========       ========     ========     ========

Total return*.............................................       13.4%          24.9%         (0.1)%        21.8%        14.9%
                                                            ==========     ==========       ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)........................  $1,080,639     $1,091,539       $982,250     $945,408     $632,575
  Ratio of net investment income to average net assets....        0.52%          0.95%          1.10%        0.82%        1.42%
  Ratio of operating expenses to average net assets.......        1.34%          1.33%          1.28%        1.31%        1.31%
Portfolio turnover rate...................................        14.9%          26.4%          18.7%        16.0%        14.4%
Average commission rate (per share of security)(b)........  $   0.0484            N/A            N/A          N/A          N/A

---------------

 * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997

--------------------------------------------------------------------------------
                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.273 per share. Additionally, on that date, the Fund paid $2.497 per share in long-term capital gains. For 1996, 63.06% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 10.16%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                                          APPENDIX A

                                       DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa:
     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba:
     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca:
     Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy. 3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa A, Baa Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

STANDARD & POOR'S RATINGS SERVICE

AAA: Bonds  rated AAA have the  highest  rating  assigned  by  Standard & Poor's
     Ratings Service, a division of McGraw Hill Companies, Inc. Capacity to pay interest and repay principal is extremely strong. AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and
                    repay       principal   although   they  are  somewhat  more
susceptible to the  adverse  effects of changes in  circumstances  and  economic conditions than bonds in the highest rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB, B Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with CCC, respect to capacity to pay interest and repay principal in accordance with the terms of this CC, C: obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions. C1: The rating C1 is reserved for income bonds on which no interest is being paid. D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show Or relative standing within the major rating categories. Minus (-) NR:
     Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                              THE GABELLI ASSET FUND



                                                      PART C

                                             PART C: OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
(a)      Financial Statements:
         Included in Prospectus:
                  Financial Highlights

         Included in the Statement of Additional Information:
                  Audited financial statements for the fiscal year ended December 31, 1996 including: Portfolio of Investments, December 31, 1996 Statement of Assets & Liabilities, December 31, 1996 Statement of Operations, year ended December 31, 1996 Statement of Changes in Net Assets, years ended December 31, 1995 and December 31, 1996
                           Notes to Financial Statements, December 31, 1996 Financial Highlights
                           Report of Independent Accountants

(b)      Exhibits


         (1)      Declaration of Trust will be filed by amendment.
         (2)      By-laws are filed herewith.
         (3)      Not applicable.
         (4)      Not applicable.



(5) Amended and Restated Investment Advisory Agreement with Gabelli Funds, Inc. dated May 12, 1992 is filed herewith. (6) Amended and Restated Distribution
     Agreement dated May 11, 1992 is filed herewith.      (7) Not applicable.

 (8)      Custody Agreement dated January 11, 1986 is filed herewith.
8b)     Amendment to Custody Agreement dated December 7, 1989 is filed herewith.
(8C)     Amendment to Custody Agreement dated May 13, 1991 is filed herewith.
(9)(a)   Transfer Agency Agreement is filed herewith.
(9)(b) Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First
     Data Investor Services Group, Inc.) dated May 1, 1995 is filed herewith.
         (10)     Not applicable.
         (11)     Consent of Independent Accountants is filed herewith.
         (11b) Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, James P.
                  Conn, Karl Otto Pohl, Anthony R. Pustorino,
Anthonie C. van Ekris and Salvatore J. Zizza are
                  filed herewith.

         (12)     Not applicable.



         (13)     Agreement with initial shareholder is filed herewith.
         (14) Form of Instructions and Agreement for Individual Retirement Account (IRA) is incorporated by reference to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC").

(15) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is filed herewith.
 (16) Sample Total Return Computation is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on May 3, 1993.

         (17)     Financial Data Schedule is filed herewith.
         (18)     Not applicable.

ITEM 25. Persons Controlled by or Under Common Control with Registrant

                           None

ITEM 26. Number of Holders of Securities


(1)                       (2)
                                                   Number of Record Holde
          Title of Class                           as of April 25, 1997
                    --------------                 --------------------

                Beneficial Interest Value
                     $.01 per share                               43,234

ITEM 27. Indemnification

                  Reference is made to Subdivision (c) of Section 12 of Article Seventh of Registrant's Declaration of Trust.

                  Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Management Agreement, the Sub-Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

ITEM 28. Business and Other Connections of Investment Adviser

Gabelli Funds, Inc. is the investment adviser of the Registrant. For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by it under the Investment Advisers Act of 1940. (SEC File No. 801-37706)

ITEM 29. Principal Underwriter

            (a) The Distributor, Gabelli & Company, Inc., is also the principal underwriter for The Gabelli ABC Fund, The Gabelli Growth Fund, The Gabelli Value Fund, Inc., The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, Gabelli Gold Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato(R) Fund, The Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund, The Gabelli Global Convertible Securities Fund and the Westwood Funds.

(b) For information as to such principal underwriter, reference is made to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934. (SEC File No. 8-21373)

ITEM 30. Location of Accounts and Records

                      All such accounts,  books and other documents  required by
                  Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Adviser,
                  Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434, First Data Investor Services Group, Inc., Exchange Place, Boston, Massachusetts 02109, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and BFDS, Two Heritage Drive, North Quincy, Massachusetts, 02171.

ITEM 31. Management Services

                  Not applicable.

ITEM 32. Undertakings

                  (a)      Not applicable.
(b) Not applicable. (c) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI ASSET FUND, certifies that it meets the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York, on the 29th day of April, 1997.

                             THE GABELLI ASSET FUND


                             By: /s/ Bruce N. Alpert
                                 Bruce N. Alpert
                                President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                          Title                                                Date


/s/ Mario J. Gabelli*                       Principal Executive Officer and Trustee              4/29/97
Mario J. Gabelli

/s/ Bruce N. Alpert                         Principal Financial and Accounting Officer           4/29/97
Bruce N. Alpert

/s/ Felix J. Christiana*                    Trustee                                              4/29/97
Felix J Christiana

/s/ Anthony J. Colavita*                    Trustee                                              4/29/97
Anthony J. Colavita

/s/ James P. Conn*                          Trustee                                              4/29/97
James P. Conn

/s/ Karl Otto Pohl*                         Trustee                                              4/29/97
Karl Otto Pohl

/s/ Anthony R. Pustorino*                   Trustee                                              4/29/97
Anthony R. Pustorino

/s/ Anthonie C. van Ekris*                  Trustee                                              4/29/97
Anthonie C. van Ekris

/s/ Salvatore J. Zizza*                     Trustee                                              4/29/97
Salvatore J. Zizza

*By: /s/ Bruce N. Alpert
         Bruce N. Alpert
         Attorney-in-fact



                                               SCHEDULE OF EXHIBITS

                 EXHIBIT
                 NUMBER                                                EXHIBIT

                  (2)       By-laws
                  (5)       Amended Investment Advisory Agreement

                  (6)      Amended and Restated Distribution Agreement

                  (8)(a)      Custody Agreement

                  (8)(b)   Amendment to Custody Agreement

                  (8)(c)   Amendment to Custody Agreement

                  (9)(a)   Transfer Agency and Service Agreement

                  (9)(b)   Sub-Administration Agreement

                  (11)(a)  Consent of Independent Accountants

                  (11)(b)  Powers of Attorney

                  (13)     Agreement with Initial Shareholder

                  (15)     Amended and Restated Distribution Plan

                  (17)     Financial Data Schedule